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                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY REPORT
Series     1995-B
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
Distribution Date of:                                                   15-May-00
Determined as of:                                                        9-May-00
For the Monthly Period Ending:                                          30-Apr-00
Days in Interest Period (30/360)                                               30
Days in Interest Period (Actual/360)                                           28

                                                                        Beginning              Ending               Change
                                                                        ---------              ------               ------
Pool Balance (Principal)                                         4,010,232,610.78    3,958,483,900.87       (51,748,709.91)
Excess Funding Account                                                       0.00                0.00                 0.00

Invested Amount                                                    380,000,000.00      380,000,000.00                 0.00
Class A Invested Amount                                            357,200,000.00      357,200,000.00                 0.00
Class B Invested Amount                                             22,800,000.00       22,800,000.00                 0.00

Principal Funding Account                                           59,533,333.33      119,066,666.67        59,533,333.33

Adjusted Invested Amount                                           320,466,666.67      260,933,333.33       (59,533,333.33)
Class A Adjusted Invested Amount                                   297,666,666.67      238,133,333.33       (59,533,333.33)
Class B Adjusted Invested Amount                                    22,800,000.00       22,800,000.00                 0.00
Enhancement Invested Amount                                                  0.00                0.00                 0.00

Reserve Account                                                      1,900,000.00        1,900,000.00                 0.00

Available Cash Collateral Amount                                    32,642,000.00       27,284,000.00        (5,358,000.00)
Available Shared Collateral Amount                                  28,842,000.00       23,484,000.00        (5,358,000.00)
Spread Account                                                      20,900,000.00       20,900,000.00                 0.00

Servicing Base Amount                                              320,466,666.67      260,933,333.33       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                      9.48%
Principal Allocation Pct                                                     9.48%
Class A Floating Pct                                                        94.00%
Class B Floating Pct                                                         6.00%
Class A Principal Pct                                                       94.00%
Class B Principal Pct                                                        6.00%
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                                                                           Series
Allocations                                            Trust               1995-B             Class A              Class B
-----------                                 ------------------------------------------------------------------------------
Principal Collections                         440,204,628.68        41,712,732.19       39,209,968.26         2,502,763.93

Finance Charge Collections                     71,841,657.82         6,807,542.76        6,399,090.19           408,452.57
PFA Investment Proceeds                                   NA           167,225.25          167,225.25                 0.00
Reserve Account Draw                                      NA           145,324.75          145,324.75                 0.00
                                                                      -----------         -----------                 ----
Available Funds                                                      7,120,092.76        6,711,640.19           408,452.57

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                   395,833.33          372,083.33            23,750.00
Monthly Interest                                                     1,997,850.00        1,875,300.00           122,550.00
Monthly Servicing Fee                                                   66,763.89           62,758.06             4,005.83
Defaulted Amounts                              27,492,837.86         2,605,155.21        2,448,845.90           156,309.31
                                                                    -------------       -------------           ----------
                                                                     5,065,602.43        4,758,987.29           306,615.15

Excess Spread                                                        2,210,799.64        1,952,652.91           258,146.73
Required Amount                                                              0.00                0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                          6,301.54
Risk-Free Fee                                                                                5,201.78
Interest on CCA Draw or Difference between Loan Interest and Deposit Interest                    0.02
                                                                                                 ----
Monthly Cash Collateral Fee                                                                 11,503.34
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Cash Collateral Account  (continued)
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Quarterly Excess Spread Percentage                                      6.45%
Principal Payment Rate Calculation                                     11.30%
Calculated Current Month's Spread Account Cap                           5.50%
Spread Account Cap Adjustment                                           0.00%
Applicable Spread Account Cap Percentage                                5.50%
Beginning Cash Collateral Amount                               32,642,000.00
Required Cash Collateral Amount                                27,284,000.00
Cash Collateral Account Draw                                            0.00
Cash Collateral Account Surplus                                 5,358,000.00
Beginning Spread Account Balance                               20,900,000.00
Required Spread Account Amount                                 20,900,000.00
Required Spread Account Draw                                            0.00
Required Spread Account Deposit                                         0.00
Spread Account Surplus                                                  0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                      2
Controlled Accumulation Amount                                 59,533,333.33
Required PFA Balance                                          119,066,666.67
Beginning PFA Balance                                          59,533,333.33
Controlled Deposit Amount                                      59,533,333.33
Available Investor Principal Collections                       44,317,887.40
Principal Shortfall                                            15,215,445.94
Shared Principal to Other Series                                        0.00
Shared Principal from Other Series                             15,215,445.94
Class A Monthly Principal                                      59,533,333.33
Class B Monthly Principal                                               0.00
Monthly Principal                                              59,533,333.33
PFA Deposit                                                    59,533,333.33
PFA Withdrawal                                                          0.00
Ending PFA Balance                                            119,066,666.67
Principal to Investors                                                  0.00
Ending Class A Invested Amount                                357,200,000.00
Ending Class B Invested Amount                                 22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                  10.71%
Revolving Investor Interest                                   630,000,000.00
Class A Invested Amount                                       357,200,000.00
Available Principal                                            67,452,497.06
Class A Accumulation Period Length                                         6

Reserve Account
---------------
Available Reserve Account Amount                                1,900,000.00
Covered Amount                                                    312,550.00
Reserve Draw Amount                                               145,324.75
Portfolio Yield                                                        15.64%
Reserve Account Factor                                                 50.00%
Portfolio Adjusted Yield                                                6.81%
Reserve Account Funding Period Length                                      3
Reserve Account Funding Date                                       15-Jan-00
Weighted Average Coupon                                                 6.31%
Required Reserve Account Amount                                 1,900,000.00
Reserve Account Surplus                                                 0.00
Required Reserve Account Deposit                                  135,915.99
Portfolio Yield - 3 month average                                      15.12%
Base Rate - 3 month average                                             8.20%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                       6.91%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.